                                                                     EXHIBIT 4.5

                                    GUARANTY

New York, New York                                              January 13, 2004

         FOR VALUE RECEIVED, and in consideration of loans made or to be made or credit otherwise extended or to be extended by LAURUS MASTER FUND, LTD. ("Laurus") to or for the account of NUMEREX CORP. ("Company") from time to time and at any time and for other good and valuable consideration and to induce Laurus, in its discretion, to make such loans or extensions of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as Laurus may deem advisable, the undersigned (and each of them if more than one, the liability under this Guaranty being joint and several) (jointly and severally referred to as "Guarantor" or "the undersigned") unconditionally guaranties to Laurus, its successors, endorsees and assigns the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and liabilities of any and all kinds of Company to Laurus arising under, out of, or in connection with that certain Convertible Term Note dated as of the date hereof made by Company in favor of Laurus (as amended, modified, restated or supplemented from time to time, the "Note") and all other documents, agreements and instruments of any nature entered into in connection therewith (the Note and all such other documents, agreements and instruments, collectively, the "Documents") (all of which are herein collectively referred to as the "Obligations"), and irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any security interest in and to any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against Company under Title 11, United States Code, including, without limitation, obligations or indebtedness of Company for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case. In furtherance of the foregoing, the undersigned hereby agrees as follows:

         1. No Impairment. Laurus may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Obligations or increase or decrease the interest rate thereon, and may also make any agreement with Company or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between Laurus and Company or any such other party or person, or make any election of rights Laurus may deem desirable under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally (any of the foregoing, an "Insolvency Law") without in any way impairing or affecting this Guaranty. This Guaranty shall be effective regardless of the subsequent incorporation, merger or consolidation of Company, or any change in the composition, nature, personnel or location of Company and shall extend to any successor entity to Company, including a debtor in possession or the like under any Insolvency Law.

         2. Guaranty Absolute. The undersigned guarantees that the Obligations will be paid strictly in accordance with the terms of the Note and/or any other document, instrument or agreement creating or evidencing the Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Company with respect thereto. Guarantor hereby knowingly accepts the full range of risk encompassed within a contract of "continuing guaranty" which risk includes the possibility that Company will contract additional indebtedness for which Guarantor may be liable hereunder after Company's financial condition or ability to pay its lawful debts when they fall due has deteriorated, whether or not Company has properly authorized incurring such additional indebtedness. The undersigned acknowledges that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to Company, have been made by Laurus to induce the undersigned to enter into this Guaranty and (ii) any extension of credit to the Company shall be governed solely by the provisions of the Note, the other Documents and applicable law. The liability of the undersigned under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Documents or any other instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of any Document or other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof to an assignee of the Note permitted pursuant to the terms of the Note and the other Documents, (c) any furnishing of any additional security to Laurus or its assignees or any acceptance thereof or any release of any security by Laurus or its assignees,
(d) any limitation on any party's liability or obligation under the Documents or any other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof to an assignee of the Note permitted pursuant to the terms of the Note and the other Documents, or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Company, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the undersigned shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the undersigned. Any amounts due from the undersigned to Laurus shall bear interest until such amounts are paid in full at the highest rate then applicable to the Obligations (but without duplication of any interest accrued or payable under the Note). Obligations include post-petition interest whether or not allowed or allowable.

         3. Waivers. (a) This Guaranty is a guaranty of payment and not of collection. Laurus shall be under no obligation to institute suit, exercise rights or remedies or take any other action against Company or any other person liable with respect to any of the Obligations or resort to any collateral security held by it to secure any of the Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein and Guarantor hereby waives to the fullest extent permitted by applicable law any and all rights which it may have by statute or otherwise which would require Laurus to do any of the foregoing. Guarantor further consents and agrees that Laurus shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Obligations. The undersigned hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the undersigned may have by virtue of its status as a guarantor or surety of the Obligations.

                  (b) The undersigned further waives (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in Company's financial condition or of any other fact which might materially increase the risk of the undersigned and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort, other than to the extent any such notice is required under the Note, the other Documents or applicable law.

                  (c) Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned by Laurus, the undersigned shall not be entitled to be subrogated to any of the rights of Laurus against Company or against any collateral or guarantee or right of offset held by Laurus for the payment of the Obligations, nor shall the undersigned seek or be entitled to seek any contribution or reimbursement from Company in respect of payments made by the undersigned hereunder, in each case until all amounts owing to Laurus by Company on account of the Obligations are paid in full and the Note has been terminated. If, notwithstanding the foregoing, any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and the Note shall not have been terminated, such amount shall be held by the undersigned in trust for Laurus, segregated from other funds of the undersigned, and shall forthwith upon, and in any event within two (2) business days of, receipt by the undersigned, be turned over to Laurus in the exact form received by the undersigned (duly endorsed by the undersigned to Laurus, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Laurus may determine, subject to the provisions of the Note. Any and all present and future debts and obligations of Company to any of the undersigned are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and obligations of Company to Laurus.

         4. Security. All sums at any time to the credit of the undersigned and any property of the undersigned in Laurus's possession or in the possession of any bank, financial institution or other entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, Laurus (each such entity, an "Affiliate") shall be deemed held by Laurus or such Affiliate, as the case may be, as security for any and all of the undersigned's obligations to Laurus and to any Affiliate of Laurus, no matter how or when arising and whether under this or any other instrument, agreement or otherwise.

         5. Representations and Warranties. The undersigned hereby represent and warrant to Laurus (all of which representations and warranties (i) are made as of the date of this

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Guaranty, (ii) are supplemented by and subject to the Exchange Act Filings (as defined in the Securities Purchase Agreement, dated as of the date hereof, by and between the Company and Laurus (as amended, modified and supplemented from time to time, the "Securities Purchase Agreement") and the representations and warranties made in the Securities Purchase Agreement or any schedule thereto and
(iii) shall survive until all Obligations are indefeasibly satisfied in full and the Note has been irrevocably terminated), that:

                  (a) Corporate Status. Each of the undersigned is duly organized, validly existing and in good standing under the laws of its state of formation as set forth under the undersigned's signature on the signature pages hereto and has full corporate or other organization power, authority and legal right to own its property and assets and to transact the business in which it is engaged.

                  (b) Authority and Execution. Each of the undersigned has full corporate or other organizational power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary corporate and legal action to authorize the execution, delivery and performance of this Guaranty.

                  (c) Legal, Valid and Binding Character. This Guaranty constitutes the legal, valid and binding obligation of the undersigned enforceable in accordance with its terms, except as enforceability may be limited by applicable Insolvency Law or general principles of equity that restrict the availability of equitable or legal remedies.

                  (d) Violations. Except as set forth on Schedule 5(d), the execution, delivery and performance of this Guaranty will not violate any requirement of law applicable to the undersigned or any material contract, agreement or instrument to which any of the undersigned is a party or by which any of the undersigned or any property of the undersigned is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than to Laurus on any of the property or assets of any of the undersigned pursuant to the provisions of any of the foregoing.

                  (e)      Consents or Approvals. Except as set forth on
Schedule 5(e), no consent of any other person or entity (including, without limitation, any creditor of any of the undersigned) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty.

                  (f) Litigation. Except as set forth on Schedule 4.12 to the Securities Purchase Agreement, no litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the actual knowledge of the officers of the undersigned, threatened (i) with respect to this Guaranty or any of the transactions contemplated by this Guaranty or (ii) against or affecting any of the undersigned, or any of the property or assets of any of the undersigned, which, if adversely determined, would have a Material Adverse Effect (as defined in the Securities Purchase Agreement).

                  (g) Financial Benefit. The undersigned have derived or expect to derive a financial or other advantage from each and every loan, advance or extension of credit made under the Note.

         6. Acceleration. It shall be an "Event of Default" under this Guaranty if: (i) any Event of Default shall occur and be continuing under and as defined in the Note or the Security Agreement after expiration of any notice, cure, grace or similar period, (ii) any representation or warranty of any of the undersigned shall have been untrue in any material respect when made, (iii) any of the undersigned should at any time become insolvent, or make a general assignment, or if a proceeding in or under any Insolvency Law shall be filed or commenced by, or in respect of, any of the undersigned, which proceeding, if not commenced by the undersigned, shall not be dismissed within 60 days of its filing; (iv) a notice of any lien, levy, or assessment in excess of $100,000 (in the aggregate outstanding at any time for all of the undersigned on a combined basis) is filed of record with respect to any assets of any of the undersigned by the United States of America or any department, agency, or instrumentality thereof, or (v) the undersigned shall breach in the performance of any obligation under this Guaranty in any respect. Upon the occurrence of any Event of Default, any and all Obligations shall for purposes hereof, at Laurus' option, be deemed due and payable without notice notwithstanding that any such Obligation is not then due and payable by Company.

         7. Payments from Guarantor. Laurus, in its sole and absolute discretion, with or without notice to the undersigned, may apply on account of the Obligations any payment from the undersigned or any other guarantor, or amounts realized from any security for the Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Obligations.

         8. Costs. The undersigned shall pay on demand, all reasonable out of pockets costs, fees and expenses (including reasonable expenses for legal services of every kind) relating to the enforcement or protection of the rights of Laurus hereunder or under any of the Obligations.

         9. No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the undersigned, and the undersigned's successors and assigns, until all of the Obligations then outstanding on the date on which the Note is paid in full (whether by cash payment or by conversion of the Note to Common Stock (as defined in the Securities Purchase Agreement) pursuant to the terms of the Note) are paid in full, whereupon this Guaranty shall expire and terminate and be of no further force and effect. If any of the present or future Obligations are guarantied by persons, partnerships or corporations in addition to the undersigned, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of the undersigned under this Guaranty.

         10. Recapture. Anything in this Guaranty to the contrary notwithstanding, if Laurus receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by Laurus, the undersigned's obligations to Laurus shall be reinstated and this

Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to Laurus, which payment shall be due on demand.

         11. No Waiver. No failure on the part of Laurus to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Laurus of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to Laurus or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Laurus at any time and from time to time.

         12. Waiver of Jury Trial. THE GUARANTOR AND THE INDIVIDUALS EXECUTING THIS INSTRUMENT ON BEHALF OF THE GUARANTOR DOES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR WITH RESPECT TO THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR RELATING OR INCIDENTAL HERETO. THE UNDERSIGNED DOES HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LAURUS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LAURUS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

         13. Governing Law; Jurisdiction; Amendments. THIS INSTRUMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION BROUGHT BY EITHER PARTY AGAINST THE OTHER CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS INSTRUMENT SHALL BE BROUGHT ONLY IN ANY STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK; PROVIDED THAT NOTHING CONTAINED IN THIS INSTRUMENT SHALL BE DEEMED TO PRECLUDE LAURUS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER COURT OF COMPETENT JURISDICTION AND NOTHING SHALL BE DEEMED TO PRECLUDE THE GUARANTOR FROM ASSERTING ANY DEFENSES OR COUNTERCLAIMS IN ANY SUCH ACTIONS. THE GUARANTOR AND THE INDIVIDUALS EXECUTING THIS INSTRUMENT ON BEHALF OF THE GUARANTOR AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS. THE GUARANTOR AND THE INDIVIDUALS EXECUTING THIS INSTRUMENT FURTHER CONSENT THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS. THE GUARANTOR AND THE INDIVIDUALS EXECUTING THIS INSTRUMENT WAIVE ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON IN THE SUPREME COURT FOR THE STATE OF

NEW YORK, COUNTY OF NEW YORK, OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS FOR ANY ACTION FILED IN EITHER SUCH COURT. THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ITS REASONABLE ATTORNEY'S FEES AND COSTS; PROVIDED, HOWEVER, THAT IF THE PARTIES HERETO AGREE TO SETTLE ANY CLAIM, ACTION, PROCEEDING OR LAWSUIT BROUGHT BY ONE PARTY HERETO AGAINST THE OTHER PARTY HERETO, THEN EACH OF THE PARTIES SHALL BEAR ITS OWN COSTS IN CONNECTION WITH SUCH CLAIM, ACTION, PROCEEDING OR LAWSUIT, UNLESS OTHERWISE DIRECTED BY A COURT OF COMPETENT JURISDICTION.

         14. Severability. In the event that any provision of this Guaranty is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Guaranty.

         15. Amendments, Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the undersigned therefrom shall in any event be effective unless the same shall be in writing executed by the undersigned and Laurus.

         16. Notice. All notices, requests and demands to or upon the undersigned, shall be in writing and shall be deemed to have been duly given or made (a) when delivered, if by hand, (b) three (3) days after being sent, postage prepaid, if by registered or certified mail, (c) when confirmed electronically, if by facsimile, or (d) when delivered, if by a recognized overnight delivery service in each event, to the numbers and/or address set forth beneath the signature of the undersigned, with a copy to: Legal Counsel, Numerex Corp., 1600 Parkwood Circle SE, Suite 200, Atlanta, Georgia 30339, facsimile: (770) 693-5951, and Richard Baltz, Esq., Arnold & Porter, 555 12th Street, N.W., Washington, D.C. 20004, facsimile: (202) 942-5999.

         17. Successors. Laurus may, from time to time, without notice to the undersigned, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or rights under this Guaranty to any assignee or transferee of the Note, but only to the extent such assignment is permitted by the Note or Securities Purchase Agreement. Without limiting the generality of the foregoing, Laurus may assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Obligations who are assignees, transferees or participants in a corresponding portion of the Note. In each such event, Laurus and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall, acting as a single, unified group, have the right to enforce this Guaranty, by legal action or otherwise, for their own benefit as fully as if such purchasers, assignees, transferees or holders were herein by name specifically given such right; provided, however, that the holders of the Obligations shall appoint an agent to act on their behalf and shall act and enforce rights and remedies through a single action.

         18. Release. Nothing except payment in full of all Obligations then outstanding on the date all amounts due under the Note are paid in full (whether by cash payment or by conversion of the Note to Common Stock (as defined in the Securities Purchase Agreement) pursuant to the terms of the Note) shall release the undersigned from liability under this Guaranty.

         IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned this 13th day of January, 2004.

                                     NUMEREX SOLUTIONS, LLC

                                     By: /s/ STRATTON J. NICOLAIDES
                                        ---------------------------------
                                     Its:   MANAGER
                                         --------------------------------
                                     Address: 1600 Parkwood Circle SE, Suite 200
                                              Atlanta, GA 30339
                                     Telephone No.: (770) 485-2527
                                     Facsimile No.: (770) 693-5951

                                     State of Formation: Delaware

                                     CELLEMETRY LLC

                                     By: /s/ STRATTON J. NICOLAIDES
                                        ---------------------------------
                                     Its:   MANAGER
                                         --------------------------------
                                     Address: 1600 Parkwood Circle SE, Suite 200
                                              Atlanta, GA 30339
                                     Telephone No.: (770) 485-2527
                                     Facsimile No.: (770) 693-5951

                                     State of Formation: Delaware

                                     NUMEREX INVESTMENT CORP.

                                     By: /s/ STRATTON J. NICOLAIDES
                                        ---------------------------------
                                     Its:   CEO
                                         --------------------------------

                                     Address: 1600 Parkwood Circle SE, Suite 200
                                              Atlanta, GA 30339
                                     Telephone No.: (770) 485-2527
                                     Facsimile No.: (770) 693-5951

                                     State of Formation: Delaware

                                     BROADBAND NETWORKS INC.

                                     By: /s/ STRATTON J. NICOLAIDES
                                        ---------------------------------
                                     Its:   CEO
                                         --------------------------------

                                     Address: 2820 E. College Ave. Suite B
                                              State College, PA 16801-7548
                                     Telephone No.: (770) 485-2527
                                     Facsimile No.: (770) 693-5951

                                     State of Formation: Delaware


                                     BNI SOLUTIONS LLC

                                     By: /s/ STRATTON J. NICOLAIDES
                                        ---------------------------------
                                     Its:   MANAGER
                                         --------------------------------

                                     Address: 2820 E. College Ave. Suite B
                                              State College, PA 16801-7548
                                     Telephone No.: (770) 485-2527
                                     Facsimile No.: (770) 693-5951

                                     State of Formation: Delaware

                                     DIGILOG INC.

                                     By: /s/ STRATTON J. NICOLAIDES
                                        ---------------------------------
                                     Its:   CEO
                                         --------------------------------

                                     Address: 2360 Maryland Road
                                              Willow Grove, PA 19090
                                     Telephone No.: (770) 485-2527
                                     Facsimile No.: (770) 693-5951

                                     State of Formation: Pennsylvania

                                     DCX SYSTEMS INC.

                                     By: /s/ STRATTON J. NICOLAIDES
                                        ---------------------------------
                                     Its:   CEO
                                         --------------------------------

                                     Address: 2360 Maryland Road
                                              Willow Grove, PA 19090
                                     Telephone No.: (770) 485-2527
                                     Facsimile No.: (770) 693-5951

                                     State of Formation: Pennsylvania

                                     DCX SYSTEMS AUSTRALIA PTY LIMITED

                                     By: /s/ STRATTON J. NICOLAIDES
                                        ---------------------------------
                                     Its:   DIRECTOR
                                         --------------------------------

                                     Address: Lindfield Executive Centre
                                              12 Tryon Rd.
                                              P.O. Box 42
                                              Lindfield, NSW 2072, Australia
                                     Telephone No.: (770) 485-2527
                                     Facsimile No.: (770) 693-5951

                                     State of Formation: Australia

                                     MOBILEGUARDIAN LLC

                                     By: /s/ STRATTON J. NICOLAIDES
                                        ---------------------------------
                                     Its:   MANAGER
                                         --------------------------------

                                     Address: 1600 Parkwood Circle SE, Suite 200
                                              Atlanta, GA 30339
                                     Telephone No.: (770) 485-2527
                                     Facsimile No.: (770) 693-5951

                                     State of Formation: Delaware

                                     UPLINK SECURITY, INC.

                                     By: /s/ STRATTON J. NICOLAIDES
                                        ---------------------------------
                                     Its:   CEO
                                         --------------------------------

                                     Address: 1600 Parkwood Circle SE, Suite 200
                                              Atlanta, GA 30339
                                     Telephone No.: (770) 485-2527
                                     Facsimile No.: (770) 693-5951

                                     State of Formation: Georgia

STATE OF Georgia )
     : ss.:
COUNTY OF Cobb )

         On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the Manager of Cellemetry, LLC, the limited liability company described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said limited liability company.

                                     /s/ Pamela S. Lester
                                     -------------------------------
                                     Notary Public

STATE OF Georgia )
     : ss.:
COUNTY OF Cobb )

         On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the Manager of Numerex Solutions LLC, the limited liability company described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said limited liability company.

                                     /s/ Pamela S. Lester
                                     -------------------------------
                                     Notary Public

STATE OF Georgia )
     : ss.:
COUNTY OF Cobb )

         On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the CEO of Numerex Investment Corp., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.

                                     /s/ Pamela S. Lester
                                     -------------------------------
                                     Notary Public

STATE OF Georgia )
     : ss.:
COUNTY OF Cobb )

         On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the CEO of BroadBand Networks Inc., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.

                                     /s/ Pamela S. Lester
                                     -------------------------------
                                     Notary Public

STATE OF Georgia )
     : ss.:
COUNTY OF Cobb )

         On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the Manager of BNI Solutions LLC, the limited liability company described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said limited liability company.

                                     /s/ Pamela S. Lester
                                     -------------------------------
                                     Notary Public

STATE OF Georgia )
     : ss.:
COUNTY OF Cobb )

         On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the CEO of Digilog Inc., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.

                                     /s/ Pamela S. Lester
                                     -------------------------------
                                     Notary Public

STATE OF Georgia )
     : ss.:
COUNTY OF Cobb )

         On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the CEO of DCX Systems Inc., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.

                                     /s/ Pamela S. Lester
                                     -------------------------------
                                     Notary Public

STATE OF Georgia )
     : ss.:
COUNTY OF Cobb )

         On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the Director of DCX Systems Australia PTY Limited, the ______________ described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said
__________________.

                                     /s/ Pamela S. Lester
                                     -------------------------------
                                     Notary Public

STATE OF Georgia )
     : ss.:
COUNTY OF Cobb )

         On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the Manager of MobileGuardian LLC, the limited liability company described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said limited liability company.

                                     /s/ Pamela S. Lester
                                     -------------------------------
                                     Notary Public

STATE OF Georgia )
     : ss.:
COUNTY OF Cobb )

         On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the CEO of Uplink Security, Inc., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.

                                     /s/ Pamela S. Lester
                                     -------------------------------
                                     Notary Public